                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: MARCH   YEAR: 2002


                 MONTH                    9/30/01         10/31/01        11/30/01
---------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $  23,943,367   $  21,691,268   $  21,898,981

INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (6,254,090)  $  (1,550,037)  $  (4,402,886)

NET INCOME (LOSS) (MOR-6)               $ (10,767,435)  $  (5,850,757)  $  (8,543,837)

PAYMENTS TO INSIDERS (MOR-9)            $     188,763   $     156,110   $     106,743

PAYMENTS TO PROFESSIONALS (MOR-9)       $      11,243   $   1,408,481   $     802,884

TOTAL DISBURSEMENTS (MOR-7)             $  60,972,958   $  72,465,946   $  64,901,653


                 MONTH                    12/31/01        1/31/02        2/28/02       3/31/02
------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $ 18,571,799   $ 20,053,870   $ 20,096,849  $ 21,923,335

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $ (1,583,651)  $ (2,798,067)  $ (2,749,269) $   (148,300)

NET INCOME (LOSS) (MOR-6)                $ (5,648,707)  $ (7,180,158)  $ (6,872,689) $ (4,363,757)

PAYMENTS TO INSIDERS (MOR-9)             $    204,995   $    142,597   $    116,429  $    150,683

PAYMENTS TO PROFESSIONALS (MOR-9)        $    683,788   $  1,238,773   $  1,045,883  $  1,257,449

TOTAL DISBURSEMENTS (MOR-7)              $ 62,720,965   $ 65,092,860   $ 63,507,042  $ 80,262,399


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  YES      If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                         4/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 15
                                                                         4/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                               AMOUNT              ORDER(1)
STERLING CHEMICALS, INC. CASE #01-37806-H4-11
City of Texas City                                                 165,001.83
Galveston County Tax Assessor                                      400,554.24
Texas City ISD                                                     838,392.03
State of California                                                    276.92
                                                                -------------
         TOTAL                                                  $1,404,225.02
                                                                =============

(1) ALL PREPETITION PAYMENTS MADE IN MARCH WERE PURSUANT TO COURT APPROVAL OF THESE PAYMENTS

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED MARCH 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $     636              $       -                 $     168
        Trade accounts receivable, net              -                   44,243                     66                     2,566
        Other Receivables                           -                      786                      -                     2,789
        Due from affiliates                     1,088                   23,250                 13,271                         -
        Inventories                                 -                   27,259                      -                     8,532
        Prepaid expenses                           33                    3,326                      -                        33
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,292                   99,500                 13,337                    14,088

Property, plant and equipment, net                  -                  123,661                  2,948                     6,025
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,146                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,854                      -                     1,282
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,217                $ 354,250              $  21,431                 $  21,395
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  152,846                  1,057                     6,314
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   34,227                      -                     8,596
        Unsecured debt                        186,538                  267,452                  1,110                    70,403
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (986)                 (60,226)                 3,930                    (6,913)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,618)                (511,066)                19,264                  (136,968)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,618)                (513,603)                19,264                  (136,968)

TOTAL LIABILITIES AND EQUITY                $  37,217                $ 354,250              $  21,431                 $  21,395
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      13             $       -                 $       -
        Trade accounts receivable, net             -                     3,057                   873                     4,660
        Other Receivables                          -                     4,379                     -                         -
        Due from affiliates                    3,134                    53,499                   572                     6,412
        Inventories                                -                         -                   240                     1,845
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,851                    60,948                 1,685                    12,917

Property, plant and equipment, net                 -                         -                     -                    42,533
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,900                 1,558                         -
Other assets                                   2,616                     4,258                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,467                 $ 361,106             $   3,243                 $  55,450
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 53                    25,099                   461                     1,537
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          549                    10,087                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,109                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (406)                      914                  (620)                      922
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 373                    (6,284)                2,612                    (8,430)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       373                    (6,284)                2,612                    (8,430)

TOTAL LIABILITIES AND EQUITY                $  5,467                 $ 361,106             $   3,243                 $  55,450
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     988
        Trade accounts receivable, net              -                 55,465
        Other Receivables                           -                  7,954
        Due from affiliates                  (101,596)                  (370)
        Inventories                                 -                 37,876
        Prepaid expenses                            -                  3,109
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (101,596)               105,022

Property, plant and equipment, net                  -                175,167
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,646
Investments in Subs                          (381,799)                45,454
Other assets                                       (1)                43,874
                                            --------------------------------

TOTAL ASSETS                                $(483,396)             $ 376,163
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (39,358)               148,009
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (9,144)                44,315
        Unsecured debt                       (132,624)               721,284
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,376)              (546,056)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (63,385)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,377)              (857,494)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,377)              (860,031)

TOTAL LIABILITIES AND EQUITY                $(483,396)             $ 376,163
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------
                                           9/30/01    10/31/01   11/30/01     12/31/01      1/31/02     2/28/02      3/31/02
                                                                (revised)
                                      ----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                  $   34,262  $   29,556  $  35,921    $  25,602     $  43,566   $ 43,581  $    53,511
ROYALTY AND REVENUE PAYABLE                     --          --         --           --            --                      --
NOTES PAYABLE - INSURANCE                       --          --         --           --            --                      --
TAX PAYABLE:                                                --         --           --            --                      --
    Federal Payroll Taxes                       --          --        260           --            --                       8
    State Payroll & Sales                       33          45         39          178           231        364          437
    Ad Valorem Taxes                            --          --         --           --            --                      --
    Other Taxes                              1,550       2,175      2,800        3,383         3,901      4,527        5,162
TOTAL TAXES PAYABLE                     $    1,583  $    2,220  $   3,099    $   3,561     $   4,132   $  4,891  $     5,607
SECURED DEBT POST-PETITION                  42,229      44,780     49,084       51,301        51,346     51,127       56,066
ACCRUED INTEREST PAYABLE                       263         299        469          436           370        553          670
*ACCRUED PROFESSIONAL FEES:                  4,000       4,802      4,798        4,714         5,236      5,587        5,989
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs      21,744      21,729     22,520       31,422        37,458     31,736       31,003
  2.  Lease Operating Expenses/Capital          --          --         --           --            --         --           --
TOTAL POST-PETITION LIABILITIES (MOR-3) $  104,081  $  103,386  $ 115,891    $ 117,036     $ 142,108   $137,475  $   152,846
==============================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      MARCH 2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $187,367    $ 176,145    $       6   $       437   $    5,514   $        5,265

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $187,367    $ 176,145    $       6   $       437   $    5,514    $       5,265
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 39,000    $ 39,000     $     --   $     --   $     --   $     --

        31-60         1,181       1,181           --         --         --         --

        61-90         3,223       3,223           --         --         --         --

        91 +         24,217      24,217           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 67,621    $ 67,621     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING MARCH 31, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       21,923,335    $         (192,124)   $        1,554,279
TOTAL COST OF REVENUES                                         --            19,697,291              (192,124)            1,813,762
GROSS PROFIT                                   $               --    $        2,226,044    $               --    $         (259,483)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              960    $          915,630    $               --    $          162,097
  Insiders Compensation                                        --               150,683                    --                    --
  Professional Fees                                            --             1,369,747                    --                    --
  Other (Earnings in Joint Venture)                            --               (61,716)               61,716                    --

TOTAL OPERATING EXPENSE                        $              960    $        2,374,344    $           61,716    $          162,097
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (960)   $         (148,300)   $          (61,716)   $         (421,580)
INTEREST EXPENSE (includes amort of debt fees)               (166)            2,354,624                    --               614,434
DEPRECIATION                                                   --             1,860,833                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (166)   $        4,215,457    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (794)   $       (4,363,757)   $          (61,716)   $       (1,083,585)
INCOME TAXES                                                   --                    --                (6,793)                   --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (794)   $       (4,363,757)   $          (54,923)   $       (1,083,585)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,087,139   $          286,617
TOTAL COST OF REVENUES                                          --                46,546              405,159
GROSS PROFIT                                    $           83,333    $        1,040,593   $         (118,542)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            3,400    $          253,679   $          (69,538)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            3,400    $          253,679   $          (69,538)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           79,933    $          786,914   $          (49,004)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,550                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,345   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           19,268    $          140,569   $          (49,004)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           19,268    $          140,569   $          (49,004)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,175,608   $         (83,333)    $      27,834,854
TOTAL COST OF REVENUES                                       1,987,571             (83,333)           23,674,872
GROSS PROFIT                                        $        1,188,037   $              --     $       4,159,982
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          626,659   $        (558,861)            1,334,026
  Insiders Compensation                                             --                  --               150,683
  Professional Fees                                                 --                  --             1,369,747
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          626,659   $        (558,861)    $       2,854,456
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          561,378   $         558,861             1,305,526
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,725,968
DEPRECIATION                                                   324,785                  --             2,741,984
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          324,785   $         558,861     $       6,467,952
=================================================================================================================
NET INCOME BEFORE TAXES                             $          236,593   $              --     $      (5,162,426)
INCOME TAXES                                                        --                  --                (6,793)
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          236,593   $              --     $      (5,155,633)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                      FILING TO
  DISBURSEMENTS                      Sep-01     Oct-01       Nov-01       Dec-01      Jan-02      Feb-02      Mar-02        DATE
  -------------                    ---------- -----------  ----------   ----------  ----------  ---------- ------------ -----------
1. CASH-BEGINNING OF MONTH          1,430,565   1,217,400     159,499     (421,404)   (256,194)    498,098  (1,530,893)   9,346,546
                                   ========== ===========  ==========   ==========  ==========  ==========  ==========  ===========

RECEIPTS:

2. CASH SALES                              --          --          --           --          --          --          --           --

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                      20,950,661  23,372,230  20,886,265   22,270,996  24,602,303  20,717,983  25,478,506  199,205,812

4. LOANS & ADVANCES - CIT
   REVOLVER                        30,000,000  35,600,000  31,300,000   29,200,000  31,600,000  26,900,000  36,300,000  253,300,000

5. SALE OF ASSETS                          --          --          --           --          --          --          --           --

6. OTHER (attach list)              9,809,132  12,435,815  12,134,485   11,415,178   9,644,850  13,860,068  19,408,945  105,985,235
                                   ----------  ----------  ----------   ----------  ----------  ----------  ----------  -----------
TOTAL RECEIPTS                     60,759,793  71,408,045  64,320,750   62,886,174  65,847,152  61,478,051  81,187,451  558,491,047
                                   ----------  ----------  ----------   ----------  ----------  ----------  ----------  -----------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*               N/A         N/A         N/A          N/A         N/A         N/A         N/A          N/A
                                   ========== ===========  ==========   ==========  ==========  ==========  ==========  ===========
DISBURSEMENTS:

7. NET PAYROLL                      1,885,987   1,820,918   2,759,985    1,932,984   1,297,213   1,930,462   2,601,421   16,960,049

8. PAYROLL TAXES PAID                 929,631     898,310     443,402      870,019     974,973     972,750   1,053,588    7,439,633

9. SALES, USE & OTHER TAXES
   PAID                                59,392      54,688      55,177       50,776      57,123          --   1,404,405    3,126,969

10.SECURED/RENTAL/LEASES              223,715     267,731     179,910      184,920     161,222     154,571      99,905    1,422,935

11.UTILITIES                        2,190,006   5,169,539   3,737,135    4,230,558   2,765,343   2,158,233   1,150,288   24,281,082

12.INSURANCE                          830,148     452,349     425,842      456,145     728,204     589,057     410,554    5,361,817

13.INVENTORY PURCHASES             10,899,473  12,316,618  12,485,921    8,921,056  11,876,414   2,984,285  10,861,846   82,258,050

14.VEHICLE EXPENSES                        --          --          --           --          --          --          --           --

15.TRAVEL & ENTERTAINMENT              31,508      48,462      53,052       64,095      60,079      63,635      36,818      396,991

16.REPAIRS, MAINTENANCE &
   SUPPLIES                         1,162,418   1,519,414   1,100,361    1,085,130   1,487,951   7,400,962   4,837,494   19,872,825

17.ADMINISTRATIVE & SELLING         1,698,951   3,178,324   3,136,392    3,142,158   2,804,552   2,442,379   3,841,855   21,563,202

18.OTHER (attach list)             41,050,486  45,331,111  39,721,594   41,099,335  41,641,012  43,639,825  52,706,777  379,186,379

TOTAL DISBURSEMENTS FROM
   OPERATIONS                      60,961,714  71,057,466  64,098,769   62,037,177  63,854,086  62,336,159  79,004,950  561,869,932

19.PROFESSIONAL FEES                   11,243   1,368,231     802,884      683,788   1,185,274   1,045,883   1,257,449    6,354,752

20.U.S. TRUSTEE FEES                       --      40,250          --           --      53,500          --          --       93,750

21.OTHER REORGANIZATION
     EXPENSES (attach list)                --          --          --           --          --     125,000          --      125,000

                                   ----------  ----------  ----------   ----------  ----------  ----------  ----------  -----------
TOTAL DISBURSEMENTS                60,972,958  72,465,946  64,901,653   62,720,965  65,092,860  63,507,042  80,262,399  568,443,434
                                   ========== ===========  ==========   ==========  ==========  ==========  ==========  ===========

22.NET CASH FLOW                     (213,165) (1,057,901)   (580,903)     165,210     754,292  (2,028,991)    925,052   (9,952,387)

23.CASH - END OF MONTH (MOR-2)      1,217,400     159,499    (421,404)    (256,194)    498,098  (1,530,893)   (605,842)    (605,842)

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7


per MOR-7                            1,217,400.33  159,499.29  (421,403.88) (256,194.38)    498,097.76  (1,530,893.34)  (605,841.51)
per 211 trial balance                1,222,225.02  926,043.98   527,547.60   622,716.13   1,983,218.51     986,980.26    636,425.59
                                     ------------  ----------  -----------  -----------   ------------  -------------  ------------
difference                               4,824.69  766,544.69   948,951.48   878,910.51   1,485,120.75   2,517,873.60  1,242,267.10

g/l acct 10123 - not a good
                 account, s/b zero         794.70      794.70       794.70       794.70         794.70         794.70        794.70
g/l acct 10131 - account was closed
                 before filing, bal
                 s/b zero                4,029.99    4,029.99     4,029.99     4,029.99       4,029.99       4,029.99      4,029.99
g/l acct 10199 - cash overdraft
                 reclass of
                 outstanding checks          0.00  761,720.00   944,126.79   874,085.82   1,480,296.06   2,513,048.91  1,237,442.41
                                     ------------  ----------  -----------   ----------   ------------  -------------  ------------
reconciled difference                    4,824.69  766,544.69   948,951.48   878,910.51   1,485,120.75   2,517,873.60  1,242,267.10

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                  Sep-01      Oct-01      Nov-01    Dec-01       Jan-02       Feb-02       Mar-02         DATE
                                 ----------  ----------  ---------- ----------  ----------   ----------  ------------  -----------
6.  OTHER RECEIPTS:

    Interest Income                  80,302          --          --         --          --           --            --       80,302

    401(k) Plan Refund                   --          --          --         --          --           --            --           --

    Cobra Insurance Payment              --          --          --         --          --           --            --           --

    Miscellaneous                   156,450   1,147,947     181,336    146,500     100,833      223,221       131,124    2,411,244

    Royalty Owners Trust Account         --          --          --         --          --           --            --           --

    Emission Credits                     --          --          --         --          --           --            --           --

    Account Transfers             8,360,380  11,197,868   9,047,528 10,348,106   9,120,571   13,636,846    17,715,686   96,379,916

    Intercompany Transfers        1,212,000      90,000   2,905,621    920,573     423,445           --     1,562,134    7,113,773
                                 ----------  ----------  ---------- ----------  ----------   ----------  ------------  -----------
   TOTAL OTHER RECEIPTS           9,809,132  12,435,815  12,134,485 11,415,178   9,644,850   13,860,068    19,408,945  105,985,235
                                 ==========  ==========  ========== ==========  ==========   ==========  ============  ===========
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --          --          --         --          --           --            --           --

    Workover Expense                     --          --          --         --          --           --            --           --

    Capital Expenditures            352,420     408,428     297,523    558,388   1,491,633    1,841,654     1,418,900    6,526,163

    Revenue & Royalties                  --          --          --         --          --            -            --           --

    Interest Payment                     --      97,161          --         --          --            -            --       97,161

    Employee Benefits             1,923,632   2,430,056   1,259,446  1,276,424   2,711,036    1,602,513     2,285,842   15,205,711

    Severance tax                        --          --          --         --          --            -            --           --

    Pre-petition checks voided
       in current period                 --          --          --         --          --            -            --      (30,000)

    Account Transfers             8,360,380  11,197,868   9,047,528 10,348,106   9,120,571   13,636,846    17,715,686   96,379,916

    CIT Revolver Payments        24,100,472  24,983,680  21,322,848 22,948,750  23,718,420   21,934,238    25,605,169  216,471,268

    Intercompany Transfers        6,313,582   6,213,918   7,794,248  5,967,667   4,599,352    4,624,574     5,681,179   44,536,160
                                 ----------  ----------  ---------- ----------  ----------   ----------  ------------  -----------
TOTAL OTHER DISBURSEMENTS        41,050,486  45,331,111  39,721,594 41,099,335  41,641,012   43,639,825    52,706,777  379,186,379
                                 ==========  ==========  ========== ==========  ==========   ==========  ============  ===========


       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --               100           119,490           980,856        (2,632,631)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                           20,971,677

  4.  LOANS & ADVANCES - CIT REVOLVER                                               36,300,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --         1,562,134         3,300,000        12,987,097
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --        20,971,677        37,862,134         3,300,000        12,987,097
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                                             2,601,421                --

  8.  PAYROLL TAXES PAID                                                                               1,053,588

  9.  SALES, USE & OTHER TAXES PAID                                                         --                           1,404,405

  10. SECURED/RENTAL/LEASES                                                                                                 99,905

  11. UTILITIES                                                                      1,150,288

  12. INSURANCE                                                                          1,500                             409,054

  13. INVENTORY PURCHASES                                                           10,738,210                             123,636

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                                                36,818

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                1,849,103                           2,988,391

  17. ADMINISTRATIVE & SELLING                                                         122,457                           3,719,398

  18. OTHER (attach list)                               --        20,971,677        24,062,484                --         1,610,534
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --        20,971,677        37,924,042         3,655,008        10,392,141
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,257,449

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --        20,971,677        37,924,042         3,655,008        11,649,590
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --           (61,908)         (355,008)        1,337,507

  23. CASH - END OF MONTH (MOR-2)                       --               100            57,582           625,848        (1,295,124)

                                                                                     57,681.63        625,848.03     (1,295,124.04)
                                                                                          0.00              0.00              0.00


  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --                --             1,291        (1,530,893)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                4,506,829        25,478,506

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                   36,300,000

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                        1,412,768            15,821                --           131,124        19,408,945
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                 1,412,768            15,821                --         4,637,953        81,187,451
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --         2,601,421

  8.  PAYROLL TAXES PAID                                                                                                 1,053,588

  9.  SALES, USE & OTHER TAXES PAID                                                                                      1,404,405

  10. SECURED/RENTAL/LEASES                                                                                                 99,905

  11. UTILITIES                                                                                                          1,150,288

  12. INSURANCE                                                                                                            410,554

  13. INVENTORY PURCHASES                                                                                               10,861,846

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                36,818

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                    4,837,494

  17. ADMINISTRATIVE & SELLING                                                                                           3,841,855

  18. OTHER (attach list)                        1,412,768            15,821                --         4,633,492        52,706,777
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS            1,412,768            15,821                --         4,633,492        79,004,950
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         1,257,449

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                            1,412,768            15,821                --         4,633,492        80,262,399
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --                --             4,462           925,052

  23. CASH - END OF MONTH (MOR-2)                       --                --                --             5,753          (605,842)
                                                                                                        5,752.87
                                                                                                           (0.00)


MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                                      3,300,000        12,987,097

     Intercompany Transfers                                                 1,562,134
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER RECEIPTS                                  --           --       1,562,134       3,300,000        12,987,097
                                             ===========   ==========      ==========       =========        ==========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                     1,418,900

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        665,618                           191,634

     Severance tax

     Pre-petition checks voided in current period

     Account Transfers                                                     17,715,686

     CIT Revolver Payments                                 20,971,677              --

     Intercompany Transfers                                                 5,681,791
                                             -----------   ----------      ----------       ---------        ----------
TOTAL OTHER DISBURSEMENTS                             --   20,971,677      24,062,484              --         1,610,534
                                             ===========   ==========      ==========       =========        ==========

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                                                                --

     401(k) Plan Refund                                                                                             --

     Cobra Insurance Payment                                                                                        --

     Miscellaneous                                                                             131,124         131,124

     Royalty Owners Trust Account                                                                                   --

     Emission Credits                                                                                               --

     Account Transfers                       1,412,768         15,821                                       17,715,686

     Intercompany Transfers                                                                                  1,562,134
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER RECEIPTS                         1,412,768         15,821              --          131,124      19,408,945
                                             =========      =========    ============       ==========      ==========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                        --

     Workover Expense                                                                                               --

     Capital Expenditures                                                                                    1,418,900

     Revenue & Royalties                                                                                            --

     Interest Payment                                                                                               --

     Employee Benefits                       1,412,768         15,821                                        2,285,842

     Severance tax                                                                                                  --

     Pre-petition checks voided in
        current period                                                                                              --

     Account Transfers                                                                                      17,715,686

     CIT Revolver Payments                                                                   4,633,492      25,605,169

     Intercompany Transfers                                                                                  5,681,179
                                             ---------      ---------    ------------       ----------      ----------
TOTAL OTHER DISBURSEMENTS                    1,412,768         15,821              --        4,633,492      52,706,777
                                             =========      =========    ============       ==========      ==========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF            MARCH 2002
                                  ---------------------------------


                                 Closed
BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $           100    $        57,582    $       277,968    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                                            (1,295,124)

OTHER                                                                                         347,880
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $           100    $        57,582    $       625,848    $    (1,295,124)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $           100    $       119,490    $       980,856    $    (2,632,630)

RECEIPTS                                             20,971,677         36,300,000

TRANSFERS BETWEEN ACCOUNTS                --                           (21,834,731)         3,300,000         12,987,097

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (20,971,677)       (14,527,177)        (3,655,008)       (11,649,591)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $           100    $        57,582    $       625,848    $    (1,295,124)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $            --    $         5,753    $       341,403

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                            (1,295,124)

OTHER                                                                                                            347,880
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $            --    $         5,753    $      (605,842)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $            --    $         1,292    $    (1,530,893)

RECEIPTS                                                                                    4,637,953         61,909,630

TRANSFERS BETWEEN ACCOUNTS         1,412,768             15,821                                               (4,119,045)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS        (1,412,768)           (15,821)                           (4,633,492)       (56,865,534)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $            --    $         5,753    $      (605,842)
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



               INSIDERS:                                                                                                  FILING TO
       NAME/POSITION/COMP TYPE(2)          Sep-2001    Oct-2001   Nov-2001   Dec-2001   Jan-2002  Feb-2002    Mar-2002      DATE
---------------------------------------    --------   ----------  ---------  ---------  --------- --------    --------    ----------
 1. Frank Diassi/Chairman
    of Board/Salary                       $ 31,250   $   31,250  $  31,250  $  31,250  $      --                           $ 171,875
 2. Frank Diassi/Chairman
    of Board/Bonus                          23,438           --         --                                                    23,438
 3. Frank Diassi/Chairman
    of Board/Expenses                        1,741           --         --         --         --                               2,262
    Frank Diassi/Chairman
    of Board/Vacation payout                                                    45,193                                        45,193
 4. David Elkins/President/Salary            29,167       29,167     29,167     29,167     29,167   29,167       30,333      249,085
 5. David Elkins/President/Bonus             21,875           --         --     21,875         --                22,750       66,500
 6. David Elkins/President/Expenses              35          410         --      2,035      3,378    4,601           --       15,472
    David Elkins/President/Life
    Insurance                                                                               2,184                    --        2,184
 7. Richard Crump/Exec VP Opers/Salary       25,000       25,000     25,000     25,000     28,636   27,500       27,917      221,553
 8. Richard Crump/Exec VP Opers/Bonus        18,750           --         --     18,750      1,875                20,938       60,313
 9. Richard Crump/Exec VP Opers/Expense       2,939          642      2,331        531      4,453    5,404        4,610       23,102
10. Paul Vanderhoven/VP Finance &
    CFO/Salary                               16,667       16,667     16,667     16,667     16,667   16,667       18,333      143,335
11. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                10,000           --         --     10,000         --                11,000       31,000
12. Paul Vanderhoven/VP Finance &
    CFO/Expense                               5,573          974         --      2,199      4,509    4,629        2,474       20,358
13. Robert Roten/Former Pres & Board
    Member/SERP                               2,328        2,328      2,328      2,328      2,328    2,328        2,328       18,624
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --           --         --         --         --   10,000       10,000       30,000
15. Robert Roten/Former Pres & Board
    Member/BOD fee                               --       17,550         --                15,150       --           --       32,700
16. Rolf Towe/Board Member/BOD fees              --       10,150         --                10,850       --           --       21,000
17. Rolf Towe/Board Member/Expenses              --           --         --         --         --   16,133           --       16,133
18. Hunter Nelson/Board Member                   --       13,550         --                11,150       --           --       24,700
19. Frank Hevrdejs/Board Member                  --       10,750         --                12,250       --           --       23,000
                                           --------   ----------  ---------  ---------  --------- --------    ---------   ----------
TOTAL INSIDERS (MOR-1)                     $188,763   $  158,438  $ 106,743  $ 204,995  $ 142,597 $116,429     $150,683   $1,241,827
                                           ========   ==========  =========  =========  ========= ========    =========   ==========


       PROFESSIONALS                                                                                                   FILING TO
      NAME/ORDER DATE           Sep-2001    Oct-2001   Nov-2001   Dec-2001    Jan-2002     Feb-2002       Mar-2002        DATE
---------------------------     ---------  ----------  ---------  ---------   ---------  ------------     --------     -----------
 1. Logan & Company, Inc.       $  11,243  $   15,330  $  65,978  $  30,272  $ 9,958.00  $  15,624.27   $    23,247    $   171,653
 2. Andrews & Kurth LLP                --     324,139         --    210,726     139,340    128,643.28       213,187      1,016,036
 3. US Trustee                         --      40,250         --         --      53,500            --            --         93,750
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP                 --     751,593         --         --     293,229    466,138.76       634,706      2,145,667
 5. Akin Gump Strauss                  --     277,168    126,980    231,124          --     35,089.74       120,257        790,619
 6. Arthur Andersen                    --          --    134,935     31,792     115,041     22,556.70            --        304,324
 7. Lazard Freres & Co. LLC                              268,613         --          --    284,550.16       153,356        706,519
 8. Baker & Botts                                        154,797    132,523     111,985     46,197.50        32,861        478,363
 9. Groom Law Group                                       11,331      4,587      10,078      9,773.24         9,738         45,507
10. Nexant, Inc.                                          40,250     42,764       8,399     37,309.09        16,416        145,139
11. Greenhill & Co.                                                             497,243            --        53,680        550,923
                                ---------  ----------  ---------  ---------  ----------  ------------   -----------    -----------
TOTAL PROFESSIONALS (MOR-1)     $  11,243  $1,408,481  $ 802,884  $ 683,788  $1,238,773  $  1,045,883   $ 1,257,449    $ 6,448,500
                                =========  ==========  =========  =========  ==========  ============   ===========    ===========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.


           MOR-9